                                                                      Exhibit 99


                       EAGLE WIRELESS INTERNATIONAL, INC.
                        SHAREHOLDERS MEETING PRESENTATION
                                FEBRUARY 13, 2001

      FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION REGARDING EAGLE WIRELESS INTERNATIONAL, INC., D/B/A EAGLE BROADBAND, AND ITS SUBSIDIARIES ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS, INCREASED LEVELS OF COMPETITION, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, THE COMPANY'S DEPENDENCE UPON THIRD-PARTY SUPPLIERS, INTELLECTUAL PROPERTY RIGHTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


o WELCOME SHAREHOLDERS

o CONFIRMATION OF A QUORUM

o VOTE

    o   Approval of a Classified Board of Directors
        o  Not Passed
    o   Election of Directors
        o  All Directors Elected
    o   Name Change
        o  Passed
    o   Approval of Amendment to Voting Percentages
        o  Not Passed
    o   Approval of Amendment of Special Meeting Rules
        o  Not Passed
    o   Increase the Number of Authorized Shares
        o  Passed
    o   Ratification of Auditors
        o  Passed
    o   Amendment of Stock Option Plan
        o  Passed

MISSION STATEMENT

    o   To Become an Industry Leader in Broadband Delivery:
    o   Technology-rich broadband products and services
    o   Residential and commercial markets
    o   Internet-based voice, data, and video telecommunications

BROADBAND - OUR FUTURE

    o "Total worldwide broadband service revenues will rise from $5.8 billion in 2000 to over $37 billion in 2005" - CAHNERS IN-STAT GROUP
    o "The growth rates across three major new industries - wireless content, broadband enertainment and telematics - will average 26% increases over the coming five years, enerating a cumulative $2,000 billion in market revenues" - STRATEGY ANALYTICS
    o "From the end of 2000 until the end of 2002, total U.S. broadband subscribers will almost triple, rising from 6.8 million to over 19 million." - CAHNERS IN-STAT GROUP
    o U. S. Fiber-to-the-Home (FTTH) systems will reach 2.65 million homes by 2006, with fiber-to-the-curb (FTTC) systems reaching another 1.9 million. Also, annual deployment of FTTH is expected to increase from 66,000 in 2001 to 1.15 million homes in 2006, a 63% compound annual growth rate." - KMI CORPORATION

WHAT RESEARCH EXPERTS ARE SAYING ABOUT CLEARWORKS

    o " . . . one of the largest providers in the master-planned communities market"
    o ". . . the company's success stems from their defined approach to the market"
    o " . . . positioned as the first all IP-based bundled service provider" CAHNERS IN-STAT GROUP, "MASTER PLANNED COMMUNITIES: THE LEADING EDGE FOR BROADBAND SERVICES," FEBRUARY 2002


EAGLE BROADBAND  -  A NEW COMPANY  -  A NEW VISION

A VISION OF THE FUTURE (TEXAS MAP)

    o Develop a highly skilled broadband team recognized industry-wide as having the expertise to implement end-to-end broadband solutions
    o   Develop fiber-based local distribution to homeowners and businesses
    o   Connect to greenfield communities via fiber-based MANs
    o Develop a broadband headend content aggregation and redistribution system based on pure IP technology
    o Secure unique content rights directly from studios - both cable-style content over fiber, as well as VOD content
    o Combine all of the individual components to create a robust FTTH distribution system that can supply Bundled Digital Services to exclusively-contracted ClearWorks developments throughout Texas
    o   Develop a growing recurring revenue base from these communities

A VISION OF THE FUTURE (U.S. MAP)

    o Utilize the technology and experience of our Texas base to become the leading service and content provider for IP-based networks across the US
    o Contract with municipalities that own their own fiber to deliver content to existing customer base.
    o   Map of U.S. showing:
        o   Current ClearWorks Operations
        o   14 ClearWorks FTTH Communities
        o   Future Target Markets (Sample)
        o   FTTH Content Delivery to National Customer Base
        o   Broadband Long Line Fiber Distribution
        o   Proposed IP-Based Headend & Content Facility in Houston
        o   IP-Based Headend Facilities Long Distance Delivery

OPERATIONS OVERVIEW

EAGLE BROADBAND

    o   Products Division
        o   Eagle Wireless
        o   Broadband Magic
        o   Etoolz
    o   Service Division
        o   ClearWorks
        o   AtlanticPacific
        o   UCG
        o   Link 2
    o Eagle Broadband Named One of the Fastest Growing Technology Companies in Texas - DELOITTE & TOUCHE'S FAST 50 PROGRAM

    o   Strategic Alliances
        o   Matsushita and TeraLogic
        o   Stellar One
        o   Vianet Technologies
        o   World Wide Packets
        o   Path 1 Technology

CLEARWORKS

    o   The leading provider of Fiber-to-the-Home (FTTH)

CLEARWORKS COMMUNICATIONS BUNDLED DIGITAL SERVICES (BDSSM)

    o   View of home showing
        o   Cable-style television
        o   High-speed Internet
        o   Telephone service
        o   Security monitoring

CLEARWORKS HOME SYSTEMS

    o   View of home showing
        o   Structured wiring
        o   Home theater/audio
        o   Communications systems
        o   Home automation
        o   Security monitoring

CLEARWORKS

    o   A challenging economy
    o   Restructuring
        o   Reduced payroll: 32.3% - February 01 vs. February 02
        o   Reduced manpower: 33.1% - February 01 vs. February 02

CLEARWORKS COMMUNICATIONS

    o   Substantial capital investments
        o   Houston Metropolitan Area Network
        o   Fiber-to-the-Home infrastructure
        o   Three Texas headends
        o   Multi-year contracts
    o   Communities receiving Bundled Digital Services
        o   Houston
            o   5 complete
            o   3 under construction
            o   2 scheduled
        o   Austin
            o   1 complete
            o   3 under construction
    o   Houston opportunities: 4,900+ additional lots
    o   Dallas opportunities: 10,000+ lots
    o   DSS Security, Inc. acquisition
            o   High margins
            o   Potential BDS customers
            o   Substantial additional revenues

CLEARWORKS HOME SYSTEMS

    o   New offices and showrooms
    o   All three divisions now profitable
    o   Product line expanded

UNITED COMPUTING GROUP, INC.  (UCG)

    o Business Integrations and Enterprise Management Solutions For Fortune 1000 Companies
    o   Struggled with soft market
    o   Joins BMC Software's Solutions Provider Program
    o   All-Star status for service on Compaq products
    o   Platinum Partner reseller status
    o   Strong outlook for the future

ATLANTICPACIFIC COMMUNICATIONS, INC.

  o Commercial and Industrial Data, Voice and Fiber Optic Installations, Project Management Services

EAGLE WIRELESS -  MESSAGING PRODUCTS

    o   A recognized leader of quality products
    o   Motorola and Glenayre exit wireless messaging products market
    o   Opportunity to substantially increase market share and profits
    o Analyze the market, target customers and launch an aggressive marketing campaign

LINK TWO COMMUNICATIONS, INC.

    o   Common Carrier of One-Way and Two-Way Messaging Products and Services

BROADBAND MAGIC, INC. - ADVANCED SET TOP BOXES AND MULTIMEDIA PRODUCTS

ETOOLZ, INC.

    o   Research and Development of Hardware and Software

EAGLE BROADBAND PROJECTED BDS CUSTOMERS (ESTIMATE ONLY)
Graph showing:

                            2002         2003        2004          2005         2006         2007         2008         2009
                          -----------------------------------------------------------------------------------------------------
Available Lots             24,000       28,620       34,130       38,500       42,000       47,000       52,000       60,000
Homes Built                 2,500        7,500       15,000       21,000       28,700       38,650       45,700       53,800
BDS Customers                 600        5,250       10,500       14,700       20,090       27,055       31,990       37,660


FINANCIAL OVERVIEW

A VISION OF THE FUTURE

    o   Develop skilled broadband team for end-to-end solutions
    o   Develop fiber-based distribution
    o   Develop IP-based headend and content capability
    o   Become content provider for IP-based networks across the US
    o Contract with select US municipalities to be come preferred content and service supplier

PROJECTED BDS AND CONTENT CUSTOMERS:  (ESTIMATE ONLY)
Graph showing:

                            2002       2003        2004        2005        2006        2007        2008        2009
                           -------------------------------------------------------------------------------------------
BDS Customers                600       5,250      10,500      14,700      20,090      27,055      31,990      37,660
Content Customers                     10,000      17,500      25,000      35,000      50,000      70,000      95,000
Total Customers                       15,250      28,000      39,700      55,090      77,055     101,990     132,660

WHY ARE WE COMPELLING TO OUR CUSTOMERS?

    o   Innovative, feature-rich digital products
    o   Leading-edge technology services
    o   Wireless retrofit of homes and businesses
    o   Single source efficiency

WHY ARE WE COMPELLING AS AN INVESTMENT?

    o   oImmediate and recurring revenue model
    o   oMainstream product and service technologies
    o   oSubstantial cash reserves and minimal debt
    o   oExtensive order backlog
    o   oGrowing customer base
    o   oExtremely high hurdle rate to enter industry
    o   oSurvivability under any market conditions

ASSETS VS. LIABILITIES

    o   Total Assets:                          $164,654,000
    o   Current & Long-Term Liabilities:         18,700,000

    NOTE: ALL NUMBERS ARE PUBLISHED AS REQUIRED BY SEC IN OUR FORM 10-KSB, 10-QSB, AND AUDITED FINANCIAL STATEMENTS (S-4/A ON 11/30/2001)

ASSET DISTRIBUTION

    o   Liquid Assets:                         $ 35,210,000
    o   Total Shareholders' Equity:             145,954,000

    NOTE: ALL NUMBERS ARE PUBLISHED AS REQUIRED BY SEC IN OUR FORM 10-KSB, 10-QSB, AND AUDITED FINANCIAL STATEMENTS (S-4/A ON 11/30/2001)

TOTAL ASSETS:

    o   August 31, 1998                         $ 8,555,443
    o   August 31, 1999                          10,320,282
    o   August 31, 2000                          57,641,811
    o   August 31, 2001                         171,816,000
    o   Qtr ending Nov 30, 2001                 164,645,000

    NOTE: ALL NUMBERS ARE PUBLISHED AS REQUIRED BY SEC IN OUR FORM 10-KSB, 10-QSB, AND AUDITED FINANCIAL STATEMENTS (S-4/A ON 11/30/2001)

TOTAL SALES:

    o   August 31, 1998                         $ 4,827,434
    o   August 31, 1999                           2,217,275
    o   August 31, 2000                           5,239,670
    o   August 31, 2001                          28,110,000
    o   Qtr ending Nov 30, 2001                   8,761,999

    NOTE: ALL NUMBERS ARE PUBLISHED AS REQUIRED BY SEC IN OUR FORM 10-KSB, 10-QSB, AND AUDITED FINANCIAL STATEMENTS (S-4/A ON 11/30/2001)

FINANCIAL OVERVIEW AS OF NOVEMBER 30, 2001S

    o   Total Revenues (1st Quarter Only)        $8,761,000
    o   Total Cash & Cash Equivalents           $16,280,000

    o   Total Assets                           $164,654,000
    o   Total Long Term Debt                    $ 1,672,000
    o   Total Stockholders Equity              $145,954,000

    NOTE: ALL NUMBERS ARE PUBLISHED AS REQUIRED BY SEC IN OUR FORM 10-KSB,
        10-QSB, AND AUDITED FINANCIAL STATEMENTS (S-4/A ON 11/30/2001)

FOCUSED DIVERSIFICATION - FUTURE-PROOFED EARNINGS

    o   Immediate Revenue
    o   Recurring Revenue
    o   Broad Customer Base
    o   Integrated Products and Services


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